CPG Focused Access Fund, LLC

Schedule of Investments (Unaudited)

July 31, 2019

Investment Funds - 100.27%	Cost	Fair Value	Percent of Net Assets	Next Available Redemption Date[1]	Liquidity Frequency
Coatue Qualified Partners, L.P.[2,3]	$16,720,000	$17,944,425	15.30%	12/31/2019	Quarterly
Hedge Premier/Millennium International Ltd.[2,4,5]	7,000,000	7,233,424	6.17	12/31/2019	Quarterly
Hedge Premier/Millennium USA LP2,3,5	5,351,558	5,458,881	4.65	12/31/2019	Quarterly
Renaissance Institutional Equities Fund LLC[2,3]	21,502,150	22,372,960	19.07	9/30/2019	Monthly
SoMa Partners LP2,3,5	10,175,537	10,695,597	9.12	12/31/2019	Quarterly
Starboard Value and Opportunity Fund LP2,3	12,677,075	13,216,113	11.26	12/31/2019	Quarterly
Third Point Partners Qualified L.P.[2,3,6]	19,103,225	20,607,483	17.56	12/31/2019	Quarterly
WMQS Global Equity Active Extension Onshore Fund LP2,3	18,952,150	20,111,556	17.14	8/31/2019	Monthly
Total Investment Funds	$111,481,695	$117,640,439	100.27%

Total Investments - 100.27%		$117,640,439
Liabilities in excess of other assets - (0.27%)		(319,096)	(0.27)
Net Assets - 100%		$117,321,343	100.0%

[1]	Available frequency of redemptions without a redemption fee after initial lock-up period, if any. Different tranches may have different liquidity terms. Redemption notice periods range from 45 to 90 days. Lock-up periods range from 3 to 12 months. Central Park Group Advisers, LLC cannot estimate when restrictions will lapse for any fund level gates, suspensions, or side pockets.
[2]	Non-income producing security.
[3]	Investment fund is domiciled in the United States.
[4]	Investment fund is domiciled in the Cayman Islands.
[5]	Subject to a 25% quarterly investor level gate.
[6]	Subject to a 20% quarterly fund level gate.

See accompanying notes to schedule of investments.

The following is a summary of significant accounting policies followed by the CPG Focused Access Fund, LLC (the “Fund”) in the preparation of their Schedules of Investments. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund meets the definition of an investment company and follows the accounting and reporting guidance as issued through Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies.

Fair value is defined as the price that the fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Under U.S. GAAP, a three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation.

ASC 820 defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

•	Level 1 — unadjusted quoted prices in active markets for identical financial instruments that the reporting entity has the ability to access at the measurement date.

•	Level 2 — inputs other than quoted prices included within Level 1 that are observable for the financial instrument, either directly or indirectly. Level 2 inputs also include quoted prices for similar assets and liabilities in active markets, and quoted prices for identical or similar assets and liabilities in markets that are not active

•	Level 3 — significant unobservable inputs for the financial instrument (including Management’s own assumptions in determining the fair value of investments).

Investments in Investment Funds are recorded at fair value, using the Investment Funds’ net asset value (“NAV”) as a “practical expedient,” in accordance with ASC 820.

The Investment Funds may have the ability to restrict redemptions from the Fund. Suspensions are generally imposed to prevent the liquidation of the underlying Investment Funds as well as to prevent circumstances where an Investment Fund’s underlying investments become so illiquid that there would be serious concern that redeeming investors would be advantaged at the disadvantage of remaining investors. Investments in Investment Funds subject to suspension of redemptions are classified as Level 3 assets.

The NAV of the Fund is determined by, or at the direction of, the Adviser as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined, from time to time, pursuant to policies established by the Board. The Fund’s investments are subject to the terms and conditions of the respective operating agreements and offering memorandums, as appropriate. The Fund’s Valuation Committee (the “Committee”) oversees the valuation process of the Fund’s investments. The Committee meets on a monthly basis and reports to the Board on a quarterly basis. The Fund’s investments in Investment Funds are carried at fair value which generally represents the Fund’s pro-rata interest in the net assets of each Investment Fund as reported by the administrators and/or investment managers of the underlying Investment Funds. All valuations utilize financial information supplied by each Investment Fund and are net of management and incentive fees or allocations payable to the Investment Funds’ managers or pursuant to the Investment Funds’ agreements. The Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its portfolio. The Adviser has assessed factors including, but not limited to, the individual Investment Funds' compliance with fair value measurements, price transparency and valuation procedures in place. The Adviser and/or the Board will consider such information and consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its NAV as reported or whether to adjust such value. The underlying investments of each Investment Fund are accounted for at fair value as described in each Investment Fund’s financial statements.

The fair value relating to certain underlying investments of these Investment Funds, for which there is no ready market, has been estimated by the respective Investment Funds’ management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

The Fund held Investment Funds with a fair value of $117,640,439 that in accordance with ASU 2015-07, are excluded from the fair value hierarchy as of July 31, 2019, as investments in Investment Funds valued at NAV, as a “practical expedient”, are not required to be included in the fair value hierarchy.